UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2025

GridAI Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRDX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 25, 2025, GridAI Technologies Corp. (f/k/a Entero Therapeutics, Inc.) (the “Company”) entered into a Rescission Agreement (the “Rescission Agreement”) by and among the Company, ImmunogenX, LLC (“Immuno LLC”) and each of the individuals or entities (each a “Shareholder” and collectively, the “Shareholders”) who are the former shareholders of ImmunogenX, Inc., a Delaware corporation (“Immuno Corp.”) to unwind the transactions as set forth in the Agreement and Plan of Merger, dated March 13, 2024 by and among the Company, IMMUNO Merger Sub I, Inc., a Delaware corporation, IMMUNO Merger Sub II, LLC, a Delaware limited liability company, and Immuno Corp., and in the other agreements entered into in connection therewith. As also previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2025, the Company, Immuno LLC and the Shareholders entered into an Amendment to the Rescission Agreement (“Rescission Agreement Amendment”) whereby the parties agreed to add additional shareholder representations and warranties, including providing for an accredited investor representation by each Shareholder.

On December 31, 2025, the Company, Immuno LLC and the Shareholders completed the transactions contemplated by the Rescission Agreement, as amended by the Rescission Agreement Amendment (the “Transaction”), including the transfer by the Coamny to the Shareholders of all of the issued and outstanding membership interests of Immuno LLC held by the Company. After the consummation of the Transaction, Immuno LLC is no longer a subsidiary of the Company and the Company is no longer holding any interest in Immuno LLC.

The Transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma information required by Item 9.01 of Form 8-K is included as Exhibit 99.1 to this Current Report on Form 8-K as provided below.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma financial information of the Company in connection with the Transaction is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2025.
•	Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2025 and for the year ended December 31, 2024.
•	Notes to Unaudited Pro Forma Consolidated Statements of Operations

(d) Exhibits.

Exhibit No.	Description
99.1	GridAI Technologies Corp. Unaudited Pro Forma Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

January 7, 2026	By:	/s/ Jason D. Sawyer
	Name:	Jason D. Sawyer
	Title:	Chief Executive Officer